UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   June 5, 2002
                                                   -----------------------------


                       Chase Mortgage Finance Corporation
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             (Exact name of registrant as specified in its charter)



Delaware                             333-76801                        52-1495132
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(State or other jurisdiction   (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)

343 Thornall Street,  Edison,  New Jersey                              08837
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code   (732) 205-0600
                                                     ---------------------------

                                 Not applicable
     ----------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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ITEM 5.  Other Events
         ------------

         Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by J.P. Morgan Securities Inc. which are hereby filed pursuant to such letter.

ITEM 7.  Financial Statements and Exhibits
         ---------------------------------

         (c) Exhibits

         Item 601(a)
         of Regulation S-K
         Exhibit No.                        Description
         -----------                        -----------

         (99) Computational Materials prepared by J.P. Morgan Securities Inc. in connection with Chase Mortgage Finance Corporation, Multi-Class
                                            Mortgage Pass-Through
                                            Certificates, Series 2002-A1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CHASE MORTGAGE FINANCE CORPORATION



June 26, 2002
                                      By:/s/ Eileen Lindblom
                                         ---------------------------------------
                                         Eileen Lindblom
                                         Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                  Paper (P) or
Exhibit No.   Description                                         Electronic (E)
-----------   -----------                                         --------------

(99)          Computational Materials prepared by                 (P)
              J.P. Morgan Securities Inc. in connection with
              Chase Mortgage Finance Corporation,
              Multi-Class Mortgage Pass-Through
              Certificates, Series 2002-A1.